SECURITIES AND EXCHANGE COMMISSION

                                       WASHINGTON, D.C. 20549



                                              FORM 8-K

                                           CURRENT REPORT
                               PURSUANT TO SECTION 13 OR 15(D) OF THE
                                   SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         July 2, 1998
                                     Berry Plastics Corporation
                       (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





   DELAWARE                        33-75706-02                      35-1813706
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
        OF INCORPORATION)                                   IDENTIFICATION NO.)


101 Oakley Street
                                                Evansville, Indiana   47710
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)
Registrant's telephone number, including area code           (812) 424-2904



              (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS
On July 2, 1998, NIM Holdings Limited, a newly formed wholly-owned subsidiary of Berry Plastics Corporation (the "Registrant") and a company incorporated in England and Wales ("NIM Holdings"), acquired all of the outstanding capital stock of Norwich Injection Moulders Limited, a company incorporated in England and Wales (the "Company"). Pursuant to the terms of the Agreement for the Sale and Purchase of the Entire Issued Share Capital of Norwich Injection Moulders Limited dated as of July 2, 1998 (the "Agreement"), among NIM Holdings the Registrant and the shareholders of the Company (including James
E. Barlow, Trevor D. Johnson and Alan R. Sandell and trusts established by the foregoing), the aggregate purchase price paid was 8.49 million English pounds, which consisted of cash and the payment of existing indebtedness. A copy of the Agreement is filed as Exhibit 2.1 hereto, and such document is hereby incorporated by reference herein.

          The Registrant used the proceeds of a new revolving credit facility and term loan established in the United Kingdom, as well as the proceeds of term loan facility in the United States, to finance the acquisition. The facilities were provided by NationsBank, N.A. and other lenders.

          The property, plant and equipment acquired has been and will continue to be used primarily for the manufacture of plastic products, including injection molded overcaps and closures.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

               (a) and (b) The financial statements and pro forma financial information that are required to be included herein are not so included, and such statements and information shall be filed not later than September 15, 1998.

               (c)  Exhibits

    EXHIBIT NO.                                 DOCUMENT
       2.1 Agreement for the Sale and Purchase of the Entire Issued Share Capital of Norwich Injection Moulders Limited dated as of July 2, 1998, among the Shareholders of Norwich Injection Moulders Limited, NIM Holdings Limited and Berry Plastics Corporation.

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                                             SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly causedthis report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BERRY PLASTICS CORPORATION
                                          By:         /s/ James M. Kratochvil


                                                      James M. Kratochvil
                                                      Executive Vice President,
                                                      Chief Financial Officer,
                                                      Treasurer and Secretary

Dated:          July 30, 1998


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                                        EXHIBIT INDEX
   EXHIBIT NO.                             DESCRIPTION                     PAGE

      2.1 Agreement for the Sale and Purchase of the Entire Issued Share Capital of Norwich Injection Moulders Limited dated as of July 2, 1998, among the Shareholders of Norwich Injection Moulders Limited, NIM Holdings Limited and Berry Plastics Corporation.